Exhibit 32.1

Certification pursuant to Section 1350 by Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Seven J Stock Farm, Inc. (the “Company”) with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the Quarterly Period Ended July 31, 2003 (the “Report”), the undersigned does hereby certify that:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 15, 2003

/s/ John R. Parten
John R. Parten
Chief Executive Officer and President